UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2013

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)
(303) 293-9100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On October 31, 2013, the Company issued a press release containing financial and operating results for the third quarter 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company plans to host a webcast and conference call at 11:00 a.m. Eastern time (9:00 a.m. Mountain time) on Friday, November 1, 2013 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com), or join by telephone by calling 866-270-6057 (617-213-8891 International callers) with passcode 81445497.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.	Regulation FD Disclosure
Results of Operations Conference Call and Presentations
The Company plans to host a webcast and conference call at 11:00 a.m. Eastern time (9:00 a.m. Mountain time) on Friday, November 1, 2013 to discuss these results. The webcast may be accessed at the Company’s website (www.billbarrettcorp.com).
Upcoming Events
Also, the Company announced upcoming events. Updated investor presentations are posted to the homepage of the Company’s website at www.billbarrettcorp.com prior to investor events. An updated presentation will be posted at 5:00 p.m. Mountain time on Monday, November 4, 2013 and Tuesday, December 10, 2013.
Investor Conferences

Chief Executive Officer and President Scot Woodall will present at the Wells Fargo 12th Annual Pipeline, MLP and Energy Symposium on Wednesday, December 11, 2013 (time not yet confirmed.) The event will be webcast, and the live and archived webcast will be accessible on the Company’s homepage at www.billbarrettcorp.com.

Mr. Woodall will also participate in the Capital One Southcoast, Inc. 2013 Energy Conference the same week.
All statements in the conference call and presentations, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated October 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2013	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President-General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated October 31, 2013.